SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)     April 30, 1996


                                 MASTEC, INC.
             _______________________________________________
            (Exact Name of Registrant as Specified in Charter)


       Delaware                        0-3797                  59-1259279
 _________________________________________________________________________
  (State or Other Jurisdiction        (Commission           (IRS Employer
    of Incorporation)                File Number)      Identification No.)


   8600 N.W. 36th Street, Miami, Florida                       33166-6699
 _________________________________________________________________________
  (Address of Principal Executive Offices)                     (Zip Code)


    Registrant's telephone number, including area code:  (305) 599-1800


 _________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)
























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     Item 2.   Acquisition or Disposition of Assets

     On April 30, 1996, the Company purchased from Telefonica de Espana, S.A. ("Telefonica") 100% of the capital stock of Sistemas e Instalaciones de Telecomunicacion, S.A. ("Sintel"), a company engaged in telecommunications construction services in Spain, Argentina, Chile, Peru and Venezuela. The purchase price for Sintel was Spanish Pesetas ("Pesetas") 4.9 billion (US$39.5 million at an exchange rate of 124 Pesetas to one U.S. dollar). An initial payment of Pesetas 650 million (US$5.2 million) was made at closing. An additional Pesetas 650 million (US$5.2 million) is due on December 31, 1996, with the balance of the purchase price, Pesetas 3.6 billion (US$29.1 million), due in two equal installments on December 31, 1997 and 1998. The purchase price was arrived at through arms' length negotiation between the parties and was based on a number of factors. The Company used working capital to fund the portion of the purchase price paid at the closing. Reference is made to the purchase agreement attached as Exhibit 2.1 for further information regarding the terms of the purchase, which agreement is incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits.

     (a)       It is presently impracticable to file any of the financial
statements required by this item.   The required financial statements will
be filed no later than July 15, 1996, 60 days after the date this Current Report on Form 8-K must be filed with respect to the acquisition referenced in item 2 of this form.

     (b)       It is presently impracticable to file any of the pro forma
financial information required by this item.   The required pro forma
financial information will be filed no later than July 15, 1996, 60 days after the date this Current Report on Form 8-K must be filed with respect to the acquisition referenced in item 2 of this form.

     (c)

      2.1 Agreement dated April 1, 1996 between MasTec International, Inc. and Telefonica de Espana, S.A.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 1996
                                   MASTEC, INC.

                                   /s/ Edwin D. Johnson
                                   ___________________________
                                   Edwin D. Johnson
                                   Senior Vice President-
                                   Chief Financial Officer
                                   (Principal Financial Officer
                                    and Authorized Officer)

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
In Madrid, on April the first, nineteen hundred ninety-six.

                            GATHERED
ON THE ONE HAND:
D. CANDIDO VELAZQUEZ-GAZTELU RUIZ, a Spanish citizen, being of age, civil status married, with professional domicile in Madrid at "Calle" (Street) Gran Via 28 and with Spanish I.D. Card "DIN" 31,429,370.

ON THE OTHER HAND:

D. JORGE MAS CANOSA, a U.S. citizen, being of age, civil status married, with professional domicile at 8600 N.W. 36th Street, Miami, Florida 33166, United States of North America, and bearer of Passport No. 043070630.

                      INTERVENING PARTIES
1) D. CANDIDO VELAZQUEZ-GAZTELU, in his capacity as President, on behalf and in representation of TELEFONICA DE ESPANA, S.A. (hereinafter "TELEFONICA"), a company domiciled in Madrid at "Calle" (Street) Gran Via 28, registered with "CIF" No. A-28,015,865.

2) AND D. JORGE MAS CANOSA, in his capacity as President, on behalf and in representation of "MASTEC INTERNATIONAL INC." (hereinafter 'MASTEC"), a company legally organized and existing under the laws of the State of Delaware, U.S., domiciled in Miami at 8600 N.W. 36th Street, Miami FL 33166-6699.
The parties reciprocally acknowledge themselves in the understanding that they intervene with sufficient authority for this Contract, and

                     THEY STATE AS FOLLOWS:
     1. That TELEFONICA is fully owns, free from any and all burdens, encumbrances, restrictions or third party rights, 6,100,000 registered shares, with a face value of 1,000 pesetas each, consecutively numbered 1 through 6,100,000, both inclusive, representing the totality of the subscribed and paid-up capital of SISTEMAS E
     INSTALACIONES DE TELECOMUNICACION, S.A. (hereinafter "SINTEL"), a company domiciled at "calle (Street) Arte No. 21, Madrid, which is organized for an indefinite period under the name "LIENA, S.A.," by means of a public Deed authorized by Madrid's Notary D. Jose Luis Diez Pastor, on February 8, 1950, recorded in the Mercantile Register of Madrid, on Volume 5,848, General 4,908, Folio 171, Section 3rd, Sheet No. 1,941, with "CIF" No. A-28-048502.

           OWNERSHIP: Ownership is grounded on the several Deeds of subscription and disbursement, which shall be itemized on the Document of Sale and Purchase.

     II. That SINTEL is the parent company of a group of shared companies which are itemized in the Statement of Annual Consolidated Accounts of Group SINTEL corresponding to the accounting period closed on December 31, 1995, which is attached as Annex No. 1.

     III. That neither SINTEL nor its group has issued obligations convertible into shares, and it does not owe any other securities which would give a right to their subscription or acquisition, or authorized capital.



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     IV.   That  TELEFONICA,  in order to ensure the  future  viability  of
     SINTEL, has undertaken to achieve, before the execution of this document, certain operations consisting of expanding capital in the amount of 3,000,000,000 pesetas; to reimburse the fiscal credit in the amount of 581,155,120 pesetas, and to acquire real estate property not adjoin to company operation in the amount 1,500,000,000 pesetas, as per itemization of Annex No. 5.

     V. That MASTEC, one of the largest multinational companies in the area of construction for the telecommunications industry, has conveyed to TELEFONICA its interest in acquiring the shares which represent the company capital of SINTEL, in order to increase and continue the activity of same, thus extending the presence of MASTEC in the Spanish and Latin American markets, in the latter case, through the affiliate companies which are mentioned in Exhibit II.
                     THEY AGREE AS FOLLOWS:
FIRST.- BILATERAL PLEDGE FOR THE PURCHASE AND SALE OF SHARES, MUTUALLY MADE AND ACCEPTED
TELEFONICA promises to sell the shares, and, in turn, the rights to SINTEL, of which the former is the full owner, free from any and all burdens, encumbrances and third party rights, which are referenced in Exhibit I of this Contract, to MASTEC, which promises to purchase them under the terms and conditions which shall be stated. TELEFONICA and MASTEC reciprocally accept their respective promises.
TELEFONICA promises to sell the trademarks and other distinctive signs of industrial property of SINTEL to SINTEL, which promises to purchase them in the amount of one peseta, if any of the trademarks or other registers with the name of SINTEL were the property of TELEFONICA. TELEFONICA and MASTEC reciprocally accept their respective promises.

SECOND. TERMS AND CONDITIONS OF THE PROMISED PURCHASE AND SALE
     2.1 Legalization: the promised purchase and sale shall be legalized by a Public Deed, which shall be authorized on April 30, 1996, a legalization which shall be conditioned to compliance with suspending conditions, which shall be stated.

     2.2 Price: Share price, and, in turn, the rights for SINTEL shall be 4,900,000,000 pesetas, provided that the company capital shall be represented by 6,100,000 registered shares, at the rate of 1,000 pesetas per share.

     2.3 Payment: Payment shall be made by making a down payment of 650,000,000 pesetas on the day in which legalization of the Deed of Purchase and Sale is made, with the balance to be paid in the following periods and amounts:
                    2.3.1          650,000,000 pesetas on December 31, 996.
               This amount shall not carry any interests.
                     2.3.2           1,800,000,000 pesetas on December  31,
               1997, and an additional amount of 1,800,000,000 on December 31, 1998. These two deferred amounts shall carry an annual interest. The interest that shall be set shall be the resultant of adding a differential of 0.50% to "MIDOR," calculated as follows:





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           The  mean  of  the  exchange  rates  offered  by  the  financial institutions Banco Bilbao Vizcaya, Banco Exterior de Espana y Caja  de
     Ahorros   y   Pensiones  de  Barcelona  "La  Caixa,"  in  the   Madrid
     Interbanking Market, at 11:00 hours of April 29, 1996, for deposits with a one- year term.

           If necessary, the resulting amount shall be rounded off to the next higher multiple of 1/16 per cent of a whole number.

           In case that the entities in reference fail to offer, for any reason, an exchange rate during a one-year period, the mean of the exchange rate published by Banco de Espana would be taken, as referred to the same corresponding date and deposit period.

It shall be possible to pay off this indebtedness, or the deferred portion of the price ahead of time, at the discretion of MASTEC, at any time, with a fifteen-day notification, with interests earned up to then being paid jointly with the principal.

All payments shall be made by means of deposits or transfers made to the bank account of TELEFONICA, of which shall be notified with sufficient time in advance.

Non-performance by MASTEC in respect of its obligations to pay as contained in the preceding clauses shall enable TELEFONICA call in all remaining balances, with MASTEC being obligated to pay the entire balance as of that time.

     2.4   Suspending  conditions: the validity of the promissory  purchase
     and   sale  shall  be  subjected  to  compliance  with  the  following conditions, which shall be met before April 30, 1996:

     2.4.1     Main Agreement and/or Contracts for Works or Service:

           TELEFONICA obligates itself to contract during the three-year period commencing on January 1, 1996, and ending on January 1, 1999, it shall contract, either for itself or for its Spanish Group, works or services from SINTEL in amount no less than 75,000,000 pesetas, not including "IVA," abiding by legal procedures, provided that SINTEL has offered market prices, terms and conditions. To that end, the parties shall initiate the process to prepare a document which shall contain the mutually accepted terms and conditions, with penalties and/or compensations being established in case that the amounts of the contracts for works or services fall below, or go beyond said amount.

     2.4.2     Third-party financing:
          Third-party financing of SINTEL, including present financing with TELEFONICA and its affiliate TELFISA, shall be refinanced under the best conditions, and TELEFONICA shall carry out the negotiations with the banks it deems the most suitable.
            Until the refinancing agreement is reached, present-day indebtedness of SINTEL with TELFISA shall be extended, and, if necessary, an intermediate financing would be granted in order to amortize ahead of time the indebtedness with other Banks due to this operation.



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     2.4.3     Audit:
           TELEFONICA shall facilitate a full legal purchase and sale audit by MASTEC and its external consultants and representatives. The contents and scope of this audit shall extend to the aspects which are itemized in Annex No. 2. The result of same shall be required to be satisfactory, that is to say, the audit shall be performed without the inclusion of facts or circumstances which are not known today, which may have occurred prior to the purchase and sale, which may materially SINTEL or its business. This audit shall be completed on or before April 30, 1996.

     2.5  Expenditures:
           Each party shall pay its own expenditures, except notarial fees, which shall be pay in equal parts by each party.

     2.6  Foreign investments:
          MASTEC obligates itself to submit the verification request (MC-5) before the National Directorate of International Economy and Foreign Transactions ("DGTE") on the same day that this Contract is executed, or the working day immediately following. Likewise, it obligates itself to submit to "DGTE" any other documentation that the latter might reasonably request.

     2.7  Permits, authorizations and consent:
           TELEFONICA and SINTEL shall process and obtain all permits, authorizations and/or consents and shall make all the registrations and notifications that may be necessary, in conformity with any legal, administrative or contractual provision which may apply in order to execute the promised purchase and sale. In those cases in which the processing of permits, authorizations or consents shall be carried out by MASTEC directly, TELEFONICA and SINTEL, at the request of MASTEC, shall actively cooperate and facilitate processing of same.

     2.8  Non-performance:
           If any condition were not met during the indicated period, the promise herein contracted for shall be extinguished and resolved, except when the parties agree, before the expiration date, on an extension, which shall not exceed 30 days. The parties obligate themselves to negotiate said extension in good faith if necessary.

           The resolution and extinction of this promise due to the expiration of dateline, or, if such is the case, of the extension, or due to non-performance with any condition, shall not be grounds for compensation to any of the parties, except when it has not been possible to meet said condition within the period or the extension due to the sole discretion (or negligence) of either party.

THIRD.- CESSION
MASTEC shall be able to transfer this promise of purchase and sale to a third party, after due, written consent by TELEFONICA, which consent shall not be unduly withheld.







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FOURTH.- BASIS FOR THE PROMISE OF PURCHASE AND SALE AND OF THE PURCHASE AND
SALE ITSELF
MASTEC promises to purchase and shall purchase the SINTEL shares, trusting that the statements by TELEFONICA, which are contained in the Bases of Purchase which are included in this Contract as Annex No. 3, are both correct and true today and shall continue to be so on April 30, 1996, such that any omission or inaccuracy of same, which are harmful, or could be armful to SINTEL or to MASTEC, shall be compensated for by TELEFONICA, under the terms which shall be stated in the following Agreement.

AGREEMENT. OBLIGATIONS OF UN-ENCUMBRANCE AND COMPENSATION OF TELEFONICA IN THE PROMISED PURCHASE AND SALE

     5.1 TELEFONICA shall take up the task of disencumbering by eviction in relation to the shares, and, if applicable, the rights of SINTEL which are sold to MASTEC.

     5.2 TELEFONICA shall undertake the compensations or acts of disencumbering which might derive from the omissions or inaccuracies of the Purchase Bases. Any compensation, act of disencumbering to which TELEFONICA may be obligated, shall be paid without withholding the Company Tax, expenditures or any other concept.

                     ((1))           If omissions or inaccuracies  were  to
               pointed out under the circumstances which are mentioned in the Bases of Purchase or its Annexes, which cause company damages to SINTEL (SINTEL means SINTEL and all companies or entities of its Consolidated Group), MASTEC shall be able to compensate itself from the amount corresponding to the deferred amounts, if said amounts were still due, or would collect from TELEFONICA, in so far as exceeding pending amounts. To these purposes, MASTEC shall claim compensation when individual or total damages have exceeded the amount of 150,000,000 pesetas, as a minimum, with TELEFONICA being obligated to pay it in full without discount or exemption.

                     To these effects, the adjustment to be made to the Purchase Bases in SINTERLAR during 1966 in an amount of 1,000,000 Argentinean pesos shall not be considered as omissions or inaccuracies. This adjustment is known to MASTEC.

                     The Buyer shall be able to compensate himself of the amounts resulting from the inaccuracies in SINTEL's Income Tax Statement, whether open or subject to inspection, in so far as they remain unpaid, and those submitted during 1996, except when the corresponding tax statements to said taxes have been filed before April 30, 1996 and to the extent that such statements were incorrect for causes solely attributable to MASTEC. The limit of 150,000,000 pesetas is not applicable to the fiscal contingencies which shall be collectible whatever their total amount may be.
                    In the case of indebtedness, liabilities or obligations of any kind, which have not been accounted for or taken into consideration in the Annual Accounting, these shall only be deemed to cause a company damage to SINTEL to the extent that they must be satisfied by SINTEL (or a company in its group), once all resources administrative and jurisdictional have been exhausted which implicate the Company to which the indebtedness,

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          the  liabilities or the obligation. Such procedures shall, in all cases, directed by TELEFONICA and its legal representatives. To these effects, MASTEC shall provide the TELEFONICA representative all the information that may be necessary for the defense of SINTEL. If SINTEL had to pay or to make an endorsement ahead of time for indebtedness, liabilities or obligations of any kind, which are not accounted for or taken into consideration in the Statement, TELEFONICA shall reimburse the payment immediately or make the endorsement at its expense and until such time as such are definitive.

          (2)) All amounts which turn out to be payable to MASTEC, in conformity with the provisions in these paragraphs 5.1 and 5.2 shall be compensated automatically against the deferred price on the concurrent party or shall be reimbursed by TELEFONICA, if they were to exceed the deferred portion of the amount outstanding.

          ((3))           As  of  December 31, 1998, MASTEC shall  only  be
          entitled to compensate itself for its obligations, liabilities or indebtedness of a fiscal nature or for those which result from procedures or claims then current or any kind, deriving from deeds occurred before the date of the purchase and sale.

          ((4))          The responsibility of TELEFONICA shall be in force
          until the fiscal years and open statements of inspection, or current claims so demand.

SIXTH. ADMINISTRATION OF SINTEL UNTIL THE PURCHASE AND SALE IS COMPLETED TELEFONICA obligates itself, as the sole shareholder of SINTEL, to an administration limited to the ordinary course of business of SINTEL until April 30, 1996.
SEVENTH. CONFIDENTIALITY
The parties obligate themselves to maintain the terms and conditions of this Agreement confidential, not disclosing them for any reason, except by previous, written agreement of the other party, unless required to such disclosure by competent authority.

MASTEC obligates itself, as well as on behalf of its external consultants, to maintain absolute confidentiality of the information, documentation and all other aspects of SINTEL, which it may learn as a result of this operation of purchase and sale, unless such information is public knowledge.















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EIGHTH. NOTIFICATIONS
     8.1  Form and place for notifications
           Al notifications and communications which take place between the parties, for the effects deriving from this Contract, shall be in writing, and shall be sent by certified mail, return receipt requested, to the following addresses:

          TO MASTEC:
          MASTEC INTERNATIONAL INC.
          8600 N.W. 36th Street
          Miami Florida 33166
          USA
          att: Mr. Jorge Mas, President
               cc:  Mr. Jose M. Sariego
                    Tel. (305) 599-2314
                    FAX  (305) 599-1170

               cc:  GOMEZ-ACEBO & POMBO
          Paseo La Castellana
          28046 - MADRID
               Att: Mr. Francisco A. Pena
                    Mr. Jose Enrique Francisco de la Mata
                    Tel. 582-9100
                    FAX  345-3679
          FOR TELEFONICA:
          TELEFONICA DE ESPANA, S.A.
          Paseo de la Castellana, 9 y 11 - planta 3
          28046 - MADRID
               att:      Mr. Francisco Garcia Aguilera
          tel. 91-516-3203/FAX 91-516-3264
     8.2  Modification
           The parties shall be able to change their addresses, advising each other in writing in the manner and to the above-indicated addresses.

NINTH. CONTRACT MODIFICATION
This Contract is the agreement reached between the parties and shall prevail over any other previous agreement or understanding. It shall only be modified by a later, duly signed written agreement, signed by the legal representatives of the parties.

TENTH. PARTICIPATION OF MASTEC IN TELEFONICA PROJECTS
TELEFONICA shall exert its best efforts in order to provide MASTEC directly, or through SINTEL or some other of the shared companies or related to any of them, the opportunity to participate in the execution of works or in providing services for projects in the areas of regular or cellular telephony, cable television, data transmission or other satellite communications media, microwave or another type, developed by telephony or in which the latter participates as a lead or co-leader in Spain or abroad.









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ELEVENTH. NO-COMPETITION AGREEMENT
During a 5 year period, counting from the date of legalization of the Deed of Purchase and Sale, TELEFONICA is obligated not to compete with SINTEL and the companies of which SINTEL is a shareholder, directly or indirectly, through associated personas or companies, whether affiliates, subsidiaries or otherwise, in any of the areas which are part of the present day business of SINTEL and of the companies of which SINTEL is a shareholder. This prohibition shall not apply to the works being executed by "GRUPO TELEFONICA SISTEMAS" or any other affiliate of TELEFONICA which is operating today, provided that these do not increase their current activities.
TWELFTH. PROHIBITION TO SELL
MASTEC shall not sell the SINTEL shares before December 31, 1998, without the consent of TELEFONICA. Likewise, MASTEC obligates itself to continue to carry out the activity of SINTEL, utilizing the means which necessary or desirable for that purpose, not being able, therefore, to carry out any businesses which run counter to the operation.

In case of non-performance, of any of the preceding commitments, TELEFONICA shall be able to declare as elapsed the period established in the Second Pact 2.3 for payment of the price, with MASTEC then being obligated to pay, within the 10 days following the request to pay, the amount outstanding at that time, plus a late penalty fee of 10%. Likewise, in such a case, TELEFONICA shall be able to cancel of its own right the agreement and/or the contracts for works or services pending referred to in Agreement 2.4.1, with the understanding that the referenced obligation has been canceled. TELEFONICA, before effecting such statements in relation to the period of the agreement, shall notify MASTEC in writing, granting the latter 30 days in which to correct or to remedy non-performance with this prohibition.
The prohibition to the sale of stock shall not apply to the sale of SINTEL shares in an organized securities market or other company groups due to alliances or synergies provided that same are not direct competitors of TELEFONICA as providers of final services, carriers and value added telecommunications services.
The exercise of this exception to the prohibition in reference shall require MASTEC to notify TELEFONICA of the operation with at least 20 days in advance before its execution.

THIRTEENTH. TWELFTH COLLECTIVE BARGAINING AGREEMENT
MASTEC assumes as its own the agreement submitted by the SINTEL Board of Directors to the labor union for the negotiation of the Twelfth Collective Bargaining Agreement, which is attached a Annex No. 4.

FOURTEENTH. ARBITRATION
Any disputation which might arise in relation to the period of validity, effects, interpretation or execution of this Contract and the Purchase and sale Contract shall be resolved by Legal Arbitration, which take place in Madrid, in conformity with the Law of Arbitration of December 5, 1988.

The decision shall be rendered by three Arbiters, one of them to be appointed by the Seller, one by the Buyer, and the third Arbiter shall be appointed by common agreement between the Arbiters named by both parties. In case that no agreement is reached for the appointment of the third Arbiter during a maximum period of 30 days, from the date of acceptance of their appointments by the parties, the third arbiter shall be named by the Dean, or substitute, of the Madrid College of Attorneys.

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The parties, with express waiving of the jurisdiction that might correspond to them, obligate themselves to accepting the decision rendered by the arbiters, who shall have a maximum period of two months to issue such a decision, counting from the date when they accept their positions.

And, as proof of their conformity, they sign in two copies at the place and date written at the header.

This Contract and their Annexes have been initialed in all their pages by Mr. Rafael Garcia Diez de la Lastra, on behalf of TELEFONICA and by Mr. Francisco A. Pena Gonzalez by MASTEC, with the Presidents signing this sheet only.

                                        /s/ Candido Velazquez-Gaztelu Ruiz
                                        -----------------------------------
                                        TELEFONICA

                                        /s/ Jorge Mas Canosa
                                        -----------------------------------
                                        MASTEC INTERNATIONAL INC





































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